2014 Financial Guidance Conference Call January 7, 2014 Exhibit 99.1

Forward-looking Statements
Note 1:  The guidance in this presentation is only effective as of the date given, January 7,
2014, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance.
Forward-looking Statements
Non-GAAP Information
Certain statements made in this presentation may constitute forward-looking statements, including, but not limited to, statements regarding preliminary results and guidance with respect to expected revenues, non-GAAP cash earnings per share, adjusted cash flows from operations,  organic product sales growth, integration-related activities and benefits, synergies, launches and approvals of products, assumptions with respect to 2014 guidance, and the 2014 strategic initiatives of Valeant Pharmaceuticals International, Inc.
(the “Company”). Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,”
“could,” “should,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions.
These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the company's most recent annual or quarterly report filed with the Securities and Exchange Commission ("SEC") and other risks and uncertainties detailed from time to time in the
Company's filings with the SEC and the Canadian Securities Administrators ("CSA"), which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes.
To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures that exclude certain items. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the Company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.  The Company has provided preliminary results and guidance with respect to cash earnings per share, adjusted cash flows from operations and organic product growth rates, which are non-GAAP financial measures. The Company has not provided a reconciliation of these preliminary and forward-looking non-GAAP financial measures due to the difficulty in forecasting and quantifying the exact amount of the items excluded from the non-GAAP financial measures that will be included in the comparable GAAP financial measures. Reconciliations of historical non-GAAP financials can be found at www.valeant.com.

2 Agenda 2013 Review – J. Michael Pearson 2014 Priorities – Howard Schiller 2014 Financial Guidance Other Updates – J. Michael Pearson New 2014 Strategic Initiatives

Previous Q4 Guidance Unchanged
Fourth Quarter 2013 Guidance
Revenue expected to be >$2.0 billion
Cash EPS expected to be between $2.05 - $2.10
Adjusted cash flows from operations expected to be greater than $625 million
Organic growth, unadjusted, is positive in the fourth quarter, both same store sales and pro forma
See Note 1 regarding guidance

2013 Full Year Performance
See Note 1 regarding guidance
2012
As Reported
2013
Guidance
Growth
Revenue $3.4 billion* $5.7 - $5.9 billion ~60% - 65%
Cash EPS $4.14* $6.11 - $6.16 ~35% - 37%
Adjusted Cash
Flow from
Operations
$1.2 billion* >$1.8 billion ~50%
* Excludes $66 M from divestiture of IDP-111 generic Efudex and $45M Retigabine Milestone.  Cash
EPS also excludes $.08/share one time Fx gain

2013 Highlights
Operations:
Added another significant Specialty platform – Eye Health
Achieved nearly $2.0 billion sales in Emerging Markets
Significantly expanded our aesthetic business in U.S. & Canada
MVP Program
Completed plant consolidations in Brazil, Mexico and Canada
Returned U.S. Neuro & Other to growth
Business Development:
Completed over 25 transactions
Bausch + Lomb, Euvipharm (Vietnam), Natur Produkt, Obagi,
Majority between 1.5-3 x sales
Established new growth platforms
China, Eye Health, Middle East, Turkey, U.S. generics, Vietnam
Added scale to a number of priority businesses
Brazil, Medical Devices, U.S. OTC, Russia, South East Asia
Acquired significant number of pipeline/launch products
Bensal, Biotrue ONEDay for Presbyopia, BV Metrogel, Luzu, Neotensil (partnership with Living
Proof), Peroxiclear, PureVision2 Multifocal for Presbyopia, Trulign IOL, Zeus
Balance Sheet Management:
Raised $10.7 billion in capital, including both debt and equity

2013 Highlights (continued)
Strengthened Senior Management Team:
Dr. Ari Kellen - Company Group Chairman
Laizer Kornwasser - Company Group Chairman
Dan Wechsler – Company Group Chairman
Tom Appio, GM, North Asia
Muhittin Bilgutay – GM Turkey, MENA
Andy Chang – Sales & Marketing, Surgical
Angelo Conti – U.S. Manufacturing
Craig Dashefsky – U.S. Commercial Operations
Dr. Richard D’Souza – R&D, Eye Health
Joe Gordon – U.S. Consumer
Kym Hampton – GM, South Africa
Deb Jorn – Sales/Marketing Rx Derm
Jacques Lacomb – EU Manufacturing
Linda LaGorga - Treasurer
Ray Larwood – Sales, Eye Health Pharma
Dr. Calvin Roberts, CMO, Eye Health
Dr. Baldo Sforzolini – Medical/Clinical, Eye Health
Tracy Valorie – Marketing, Eye Health Pharma
Gaelle Waltinger – GM, Western Europe

7 2013 Achievements Average Growth 2009 - 2012 Y/Y Growth 2013 Revenue 65% 64% Cash EPS 30% 36% Total Shareholder Return 64% 96%

8 Agenda 2013 Review – J. Michael Pearson 2014 Priorities – Howard Schiller 2014 Financial Guidance Other Updates – J. Michael Pearson New 2014 Strategic Initiatives

2014 Priorities
Continue Strong Organic Growth
All business units are expected to have positive growth in 2014
Business units expected to grow double digit in 2014
Aesthetics
Consumer
Contact Lens
Neurology & Other
Ophthalmic Rx
Oral Health
Significant sales force expansions
Aesthetics – 94 reps going to ~200
Oral Health – 100 reps going to ~150
New Launches planned
Aesthetics – Emervel, Neotensil, Small Particle Hyaluronic Acid for the Lips (SPHAL)
Derm Rx – Bensal, CeraVe Baby Line, Jublia, Luzu
Eye Health – BioTrue ONEday for Presbyopia, enVista Inserter, Peroxiclear, Victus
Fragmentation, Zeus
Branded generic launches >300
Asia
Central and Eastern Europe
Latin America
Middle East / N. Africa

2014 Expected Product Launches
Product Business
Unit
Description Estimated Launch Date
Bensal Derm Rx Topical treatment for the inflammation and irritation associated with many forms of dermatitis
Q1
CeraVe Baby Line Consumer OTC Moisturizer Q1
Luzu Derm Rx Topical antifungal approved for tinea cruris, corporis, and pedis
Q1
Neotensil Aesthetics Topical product that reduces the appearance of under-eye bags within one hour
Q1
Jublia Derm Rx Topical antifungal for onychomycosis 2H 2014
(pending FDA approval)
enVista Inserter Surgical Latest enhancements enVista inserter Jan/Feb approval and Q1 launch
Trulign ranges Surgical Broader range of powers Q2
BioTrue Oneday for
Presbyopia
Contact Lens Daily Contact Lens Launching regionally in 2014
Peroxiclear Consumer New hydrogen peroxide-based contact lens solution Q2
Zeus Contact Lens Silicon Hydrogel monthly disposable contact lenses Q2
Victus Enhancements Surgical Launch of multiple VICTUS enhancements
FDA corneal incision clearance
estimated 1H of 2014 / FDA lens
fragmentation estimated 2H of 2014
Hyaluronic Acid for Lips Aesthetics Small-particle filler Q4 2014
Emervel Aesthetics Facial injectable filler line Q4 2014/Q1 2015

2014 Priorities (continued)
Complete Bausch + Lomb Integration
Achieve >$850 million run rate synergies by year end
Synergy capture to accelerate 2H 2014 due to heavy R&D spend 1H and European
Workers’ Council process
Maintain double digit organic growth
Launch Key Products
Continue and/or complete Bausch + Lomb R&D projects
Brimonidine Phase 3 (Eye Whitener)
Latanoprostene bunod Phase 3 (glaucoma)
Lotemax Gel Next Generation (post op inflammation)
MIM-D3 Phase 3 (Dry Eye)
Zeus Toric & Multifocal contact lens
Continue to pursue Value Added Business Development with Tuck-In
Acquisitions
Continue to be opportunistic
Focus on Emerging markets – especially Middle East, Asia and Russia
Continue to pursue value added Merger of Equals (MOE)
Reduce leverage ratio to less than 4x adjusted pro forma EBITDA

2014 Guidance Assumptions
Exchange rates are based on current spot rates
Planned impact from generics to be >$200m in revenues vs. 2013 to hurt organic growth, particularly Q1 and Q2
Atralin, Lotemax suspension, Retin A Micro, Vanos, Wellbutrin XL (Canada), Zovirax,
~$50m negative total revenue impact from divestitures
Includes Solta
Expected to close in January
No other acquisitions included in guidance
Jublia (efinaconazole) U.S. approval expected 2H 2014
Potential launch to be breakeven
Gross Margins expected to be in low 70’s
Cash Flow Items
Cap Ex - ~$200m
Depreciation - ~$150m
Stock Based Comp - ~$75m

2014 Guidance Assumptions (continued)
Cash EPS expected to be 40% / 60% 1H vs. 2H
Q1 expected to be lowest quarter; Q4 expected to be highest quarter
Completion of late stage R&D programs
~$200m spend expected in 1H out of $300m total 2014 R&D spend
Expected synergy capture of >$850 million run rate by year end to accelerate 2H 2014 due to heavy R&D spend 1H and European Workers’ Council process
Net realized annual synergies projected to be at least $650 million
Launch costs from Luzu, Neotensil, Zeus
Expansion of Oral Health and Aesthetics sales forces; revenue expected to accelerate in 2H
Cash tax rate expected <5%
Leverage reduced to <4x adjusted pro forma EBITDA by the end of year

14 Financial Guidance for 2014 See Note 1 regarding guidance 2014 % over 2013 Revenue ~40% Cash EPS ~40% Adjusted Cash Flow from Operations ~40% $8.25 - $8.75 $2.4 - $2.6 billion $8.2 - $8.6 billion

15 Agenda 2012 Review – J. Michael Pearson 2014 Priorities – Howard Schiller 2014 Financial Guidance Other Updates – J. Michael Pearson New 2014 Strategic Initiatives

New 2014 Strategic Initiatives
1. Achieve Bausch + Lomb annual run-rate synergies of greater than $900 million.
2. Successfully launch key new products – Bensal, Jublia, Luzu,
Neotensil, PeroxiClear, Zeus.
3. Build out high priority businesses in Middle East, Russia/CIS, and  South East Asia.
4. Reduce leverage ratio below 4x.
5. Do at least one significant deal that creates substantial shareholder value.
6. Become one of the 5 most valuable pharma companies (as
measured by Market Cap) by the end of 2016.

2014 Financial Guidance Conference Call January 7, 2014